Exhibit 10.7.3

FOURTH AMENDMENT TO PROGRAM AGREEMENT

among

SAKS INCORPORATED

MCRAE’S, INC.

and

HSBC BANK Nevada, National Association

Dated as of

November 28, 2007

FOURTH AMENDMENT TO PROGRAM AGREEMENT

This Fourth Amendment to Program Agreement is made and entered into as of the 28th day of November, 2007 by an among by and among Saks Incorporated (“Saks”), Jackson Office Properties, Inc., successor in interest to McRae’s, Inc. (together with the Company, the “Saks Companies”), and HSBC Bank Nevada, National Association (“HSBC”) with respect to that certain Program Agreement dated as of April 15, 2003, as amended (the “Agreement”), by and between HSBC and the Saks Companies.

WHEREAS, pursuant to this Fourth Amendment, the Saks Companies and HSBC desire to amend the Agreement;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

The definition of “High Collar” on page 7 is deleted and replaced in its entirety as follows:

“High Collar”: (i) With respect to the Finance Charge Reversal Percentage, 2.0%, (ii) With respect to the Late Fee Reversal Percentage, 15.0%, (iii) With respect to the Returned Check Fee Reversal Percentage, 6.70%; or, in each case, such other level as may from time to time be set by the Operating Committee. In the event that HSBC implements a change in terms or other systemic changes that affect customer economics, the remainder of the month within which that change takes place, plus the next three months, shall not be taken into account when calculating reversal percentages for the purposes of determining a collar. For example, if HSBC implements a change in terms in January, the remainder of January plus February, March, and April will be excluded from the measurement period for calculating reversal percentages. The measurement period for that calendar year would commence in May.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment as of the date first written above.

SAKS INCORPORATED

JACKSON OFFICE PROPERTIES, INC. (“SERVICER”), SUCCESSOR IN INTEREST TO MCRAE’S, INC.

HSBC BANK NEVADA, N.A.